SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-60973)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 1  [X]
and
REGISTRATION STATEMENT (No. 811-7319)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 1 [X]
Fidelity Covington Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (X) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the Notice required by such Rule before March 1, 1997.
FIDELITY COVINGTON TRUST
FIDELITY REAL ESTATE HIGH INCOME FUND II
CROSS REFERENCE SHEET
Form N-1A Item Number
Part A Prospectus Caption
1 a,b  Cover Page
2 a  Expenses
 b,c  Contents; Who May Want to Invest
3 a  Financial Highlights
 b  *
 c  Performance
 d  Performance
4 a(i)  Charter
 a(ii) Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b  Securities and Investment Practices
 c Who May Want to Invest; Investment Principles and Risks; Securities and Investment Practices
5 a  Charter
 b(i) Cover Page; FMR and Its Affiliates b(ii) FMR and Its Affiliates; Breakdown of Expenses b(iii) Expenses; Breakdown of Expenses c FMR and Its Affiliates

 d  Cover Page; Charter; Breakdown of Expenses; FMR and Its Affiliates
 e  FMR and Its Affiliates, Breakdown of Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates, Breakdown of Expenses
5A   *
6 a(i)  Charter
 a(ii)  How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details
 a(iii)  *
 b  Charter
 c  How to Buy Shares
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details
 f,g  Dividends, Capital Gains, and Taxes
7 a  Cover page; FMR and Its Affiliates
 b  How to Buy Shares; Transaction Details
 c  How to Buy Shares; Transaction Details
 d  How to Buy Shares
 e  Breakdown of Expenses
 f  Expenses; Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details
9   *
* Not Applicable.

FIDELITY
REAL ESTATE HIGH INCOME
FUND II
   The fund seeks a high level of current income by investing primarily in commercial mortgage-backed securities and the securities of real estate investment trusts.
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a
copy of the     Statement of Additional Information (SAI) dated February
28    , 1997. The SAI has been filed with the Securities and Exchange
Commission (SEC) and is a   vailable along with other related materials on
the SEC's Internet Web si    te (http:/www.sec.gov). The SAI is
incorporated herein by reference (legally forms a part    of the
prospectus). For a free copy of either document, call Fidelity Investments,
82 Devonshire Street, Boston, MA 02109 at 1-617-563-6414    .

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC   ,     FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS   ,     INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUN   T     INVESTED.
THE FUND MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER
DEBT SECURITIES. REFER T   O     "INVESTMENT PRINCIPLES AND RISKS" ON PAGE
FOR FURTHER INFORMATION.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
REHIFII-pro-029   7
(fund number 673)
A fund of Fidelity Covington Trust
PROSPECTUS
FEBRUARY    28    , 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
   CONTENTS



KEY FACTS                      WHO MAY WANT TO INVEST

                               EXPENSES The fund's yearly operating expenses.

                               FINANCIAL HIGHLIGHTS A summary of the fund's
                               financia   l     data   .

                               PERFORMANCE How the fund has done over time   .

THE FUND IN DETAIL             CHARTER How the fund is organized   .

                               INVESTMENT PRINCIPLES AND RISKS The fund'   s
                               overall approach to investing   .

                               BREAKDOWN OF EXPENSES How operatin   g     costs
                               are calculated and what they include.

YOUR ACCOUNT                   TYPES OF ACCOUNTS Different ways to set up your
                               account.

                               HOW TO BUY SHARES Opening an account and making additional investments.

                               HOW TO SELL SHARES Taking money out and closing your account.

                               INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND                DIVIDENDS, CAPITAL GAINS,

ACCOUNT POLICIES                      AND TAXES

                               TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                               APPENDIX


   KEY FACTS


WHO MAY WANT TO INVEST
This non   -di    versified fund is designed for sophisticated
institutional investors that invest in the fund through a Fidelity managed account or partnership and who seek high current income, with some potential for capital gain, from a portfolio that consists primarily of lower-quality, high-yielding commercial mortgage-backed securities, the securities of real estate investment trusts, and other mortgage and real estate-related securities.
Shares of the fund are offered to banks and trust institutions investing for their own accounts or for accounts of their customers; retirement plan sponsors; and similar institutional customers. In each case, the fund's shares must be purchased through a Fidelity managed account or partnership. The fund's level of risk and potential reward depend on the quality and maturity of its investments. Since the fund invests in commercial mortgage-backed securities, the securities of real estate investment trusts, and other mortgage and real estate-related securities, including
lower-quality securities, the fu   nd     has the potential for higher
yields, and it also carries a higher degree of risk than funds that invest in higher quality portfolios. The fund may be appropriate for aggressive institutional investors who understand the potential risks and rewards of
investing in commercial mortgage-backed secu   r    ities and other
mortgage and real estate-related securities, including lower-qu   a    lity
securities, and are willing to accept the greater price movements and credit risks of these securities.
A non-di   versified fund may invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater
fluctuations in share value than would occ    ur in a more diversified
fund.
The value of the fund's investments an   d     the income they generate
var   y f    rom day to day, and generally reflect company news   ,     the
performance of real estate properties, changes    in     interest rates,
market conditions, and other political a   n    d economic news. The fund's
investments are also subjec   t     to prepayments, which can lower the
fund's yield, particularly in periods of declining interest rates.
The fund    is     not in itself a balanced investment plan. You should
consi   der your investment objective and tolerance for risk whe    n
making an investment decision. When you sell your fund    s    hares, they
may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay w   h    en you
buy or sell shares of the fund.
Maximum sales charge on purchases and reinvested distributions   None

Maximum    de    ferred sales charge   None

Redemption fee   None

Exchange fee   None

ANNUAL OPERATING EXPENSES are paid    o    ut of the fund's assets. The
fund pays a management fee to Fidelity Management & Research Company (FMR). It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of
Exp   en    ses" on page ).
   The following figures are based on estimated expenses and are calculated as a percentage of average net assets of the fund.
Management fee                          .75%

12b-1 fee (Distribution Fee)            None

Other expenses                          .26%
                                        1

Total operating expe   nse    s         1.01
                                        %

1 FIDELITY MAY LEVY FEES FOR ACCOUNT OR PARTNERSHIP MANAGEMENT AT THE ACCOUNT OR PARTNERSHIP LEVEL, NEGOTIATED ON A CASE-BY-CASE BASIS. CURRENTLY, THE HIGHEST APPLICABLE ANNUAL FEE RATE IS 1.0%, PLUS
PERFORMAN   CE    -RELATED FACTORS; HOWEVER, THE FUND'S MANAGEMENT FEE IS
CREDITED AGAINST THE ACCOUNT OR PARTNERSHIP LEVEL FEE.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000
investme   nt    , assuming a 5% annual return and full    re    demption
at the end of each time period:
                                         1             3
                                         Year          Years

Real Estate High Income Fund II          $    10       $    32

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
   FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by     Price
Waterhouse LLP   , independent accountants. The fund's financial
highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity Distributors Corporation (FDC) for a free copy of the Annual Report or the SAI.
SELECTED PER-SHARE DATA

   1.Period ended December 31                                        1996D

   2.Net asset value, beginning of period                            $ 10.000

   3.Income from Investment Operations
                               .214
    Net investment income

   4. Net realized and unrealized gain (loss)                         .732

   5. Total from investment operations                                .946

   6.Less Distributions
                                              (.216)
    From net investment income

   7.Net asset value, end of period                                  $ 10.730

   8.Total returnB                                                    9.52%

   9.RATIOS AND SUPPLEMENTAL DATA

   10.Net assets, end of period (000 omitted)                        $ 52,951

   11.Ratio of expenses to average net assets                         1.42%
                                                                     A

   12.Ratio of net investment income to average net assets            9.90%
                                                                     A

   13.Portfolio turnover rate                                         11%
                                                                     A

   14.Average commission  rateC                                      $ .0442


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
D SEPTEMBER 27, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
PERFORMANCE
Bond fund performance c   an be measured as     TOTAL RETURN    or
    YIELD   .
EX    PLANATION OF TERMS
TOTAL RETURN is th   e     change in value of an investment over a given
period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same
as actual year-by-y   ear results.
    YIELD    ref    ers to the income generated by an investment in the
fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods,
the quoted yield may not equal the income actually paid to shareho   lders.
In calcu    lating yield, the fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk
premium on that security. This practice will have the effect o   f
re    ducing the fund's yield.
The fund may quote its adjus   te    d net asset value, including all
distributions paid. This value may be averaged over specified periods and may be used to calculate the fund's moving average.
   The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For
current performance or a free annual report, call     Fidelity Investments
at 1-617-563-6414   .
THE FUND IN DETAIL


CHARTER
REAL ESTATE HIGH INCOME II IS A    M    UTUAL FUND: an investment that
pools shareholders' money and invests it toward a specified goal. The fund
i   s     a non-diversified fund of Fidelity Covington Trust, an open-end management investment company organized as a Massachusetts business trust on May 10, 1995.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES whi   c    h is responsible for
protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer
   ag    ent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address
at 82 Devonshire Street, Boston, Massachu   se    tts 02109. It includes a
number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
As of December 31, 1996, F   MR advised funds having approximately 29
million shareholder accounts with a total value of more than $432
billi    on.
Mark P. Snyderman is co-manager of Real Estate High Income II, which he has managed since the fund's inception. He also manages Real Estate High Income. He joined Fidelity in May 1994 as an investment officer for commercial mortgage-backed securities. Previously, he was director and business head for Aldrich, Eastman & Waltch, a real estate investment advisory firm located in Boston, Massachusetts.
Barry Greenfield is co-manager of Real Estate High Income II, which he has managed since the fund's inception. He also is manager and vice president of Real Estate Investment. Previously, he managed Fidelity Fund and was director of equity research. Mr. Greenfield joined Fidelity in 1968. Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity
Investments Institution   al Operations Company, Inc. (FIIOC) performs
transfer     agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.
Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the fund's transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that the fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
THE FUND seeks a high level of current income. The fund will normally invest so that at least 65% of its total assets will be invested in lower-quality real estate debt securities, including commercial mortgage-backed securities, and the securities of real estate investment trusts. When consistent with its goal, the fund may also consider the potential for capital gain.
The fund ma   y invest in real estate debt and equity securities. These
se    curities generally are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, extended vacancies of properties and the management skill and creditworthiness of the issuer. Real estate debt and equity securities may also be affected by tax and regulatory requirements, such as those relating to zoning and the environment. In addition, both real estate investment trusts and commercial mortgage-backed securities are subject to risks affecting the ability of mortgagors to meet their payment obligations, as well as the unique interest rate and payment priority characteristics of a particular investment. The market for commercial mortgage-backed securities is relatively new. Real estate investment trusts also carry unique tax considerations which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, the individual real estate investment trust could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
The total return    from a bond is a combination of income and price gains
or losses. While income is the most important component of bond returns over time, the fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for the fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the
f    und.
The fund's yield and share    pri    ce change daily and are based on
changes in in   ter    est rates, market conditions, other economic and
pol   iti    cal news, and on the quality and maturity of its investments.
In general, bond prices rise when interest rates fall, an   d vice versa.
This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
FMR may use variou    s investment techniques to hedge a portion of the
fu   nd'    s risk, but there is no guarantee that these strategies wil   l
wo    rk as intended. When you sell your shares, they may be worth more or less than what you paid for them.
FMR nor   mally inve    sts the fund's assets according to its investment
strategy. The fund also reserves the right to invest w   itho    ut
limitation in preferred stocks and investment-grade d   ebt     instruments
for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which the fund may invest, strategie   s FM    R may employ
in pursuit of the fund's investment objective, a   nd     a summary of
related risks.    Any restrictions listed supplement those discussed
earlier in this section. A complete listing of the fund's limita    tions
and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques
unle   ss     it believes that they are consistent with the fund's
in   ve    stment objective and policies and that doing so will help the
fund achie   ve     its goal. Fund holdings and recent inve   st    ment
strategies are detailed in the fund's financial reports, which ar   e sent
to shareholders twice a year. For a free SAI or fina    ncial report, call
1-617-563-6414.
The fund considers real estate debt and equity securities to include lower-quality, high yielding commercial mortgage-backed securities, the securities of real estate investment trusts, mortgage securities, collateralized mortgage obligations, regular interests in real estate mortgage investment conduits (REMICs), adjustable rate mortgages, bank debt, and debt or equity securities of companies primarily engaged in the real estate industry. FMR considers a company to be primarily engaged in the real estate industry if at least 50% of its assets, gross income, or net profits are committed to, or derived from, real estate. The fund may also invest in other equity and debt securities, U.S. Treasury and agency securities and a variety of money market instruments. The fund may invest without limitation in lower-rated securities and non-rated securities of lower quality. Such securities are commonly referred to as "junk bonds" and have a greater risk of default of principal and interest.
In determining which commercial and other mortgage-backed securities the fund will purchase, FMR will consider, among other factors, the following: characteristics of the underlying mortgage loans, including loan-to-value and debt service coverage ratios, loan seasoning and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, tenant occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and other credit enhancement features; and structural participants such as administrators and servicers.
In addition to examining the relative value of the investments, FMR may interact with rating agencies, review due diligence by underwriters and rating agencies, and confirm debt service coverage ratios and security cash flows. FMR will select investments that vary by underlying property types,
geographic regions and ind   us    try exposure.
MORTGAGE-BACKED SECURITIES are a form of asset-backed security that are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These interests may also include mortgage pass-through securities, regular interests in REMICs or other kinds of mortgage-backed securities. Mortgage-backed securities may be issued by the Government or by private entities. These securities are subject to credit risks associated with the performance of the underlying mortgage properties. Factors such as changes in consumer spending habits, local economic and competitive conditions, tenant occupancy rates and regulatory or zoning restrictions, or the loss of a major tenant may adversely affect the economic viability of a mortgaged property. In addition, these securities are subject to prepayment risk, although commercial mortgages tend to have shorter maturities than residential mortgages as well as prepayment protection features. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. COMMERCIAL MORTGAGE-BACKED SECURITIES are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie commercial mortgage-backed securities often have certain distinct characteristics. Commercial mortgage loans are generally not fully amortizing. At their maturity date, repayment of the
remaining principal balance or "balloon" is    due, an    d the owners of
the underlying real estate must generally obtain a new loan or sell the real estate to pay the remaining balance. Unlike most one to four family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment
penalt   ie    s on loans, and in some cases there may be prohibitions on principal prepayments for several years following origination. Assets
underlying commercial mortgage-ba   ck    ed securities may relate to a few
properties or to a single property.
Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored commercial mortgage-backed securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The fund may from time to time purchase commercial mortgage-backed securities directly from issuers in privately negotiated transactions or from a holder of such commercial mortgage-backed securities in the secondary market. Commercial mortgage-backed securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities, which may include the fund, take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the
classes or particular classe   s,     may include issuer guarantees,
reserve funds, additional subordinated securities, cross-collateralization, and over-collateralization.
By adjusting the priority of interest and principal payments on each class of a given commercial mortgage-backed security, issuers are able to issue senior investment grade securities and lower-rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of commercial mortgage-backed securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of commercial mortgage-backed securities. Even within a class of subordinate securities, most commercial mortgage-backed securities are structured with a hierarchy of levels (or loss positions). Loss positions are the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.
Subordinated classes of commercial mortgage-backed securities are structured to absorb any credit-related losses prior to the senior class. There are no limitations on the classes of commercial mortgage-backed securities in which the fund may invest. Accordingly, in certain circumstances, because the fund intends to invest in subordinated classes of securities, if the underlying mortgage loan is not paid in full, the
fund will recover    les    s of its investment in a commercial
mortgage-backed security than the holders of more senior classes of the same commercial mortgage-backed security.
The rating assigned to a given issue and class of commercial mortgage-backed securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any commercial mortgage-backed security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the loan-to-value and debt service coverage ratios. Loan-to-value ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the commercial mortgage-backed security in the event of default.
RESIDENTIAL MORTGAGE-BACKED SECURITIES are mortgage-backed securities representing participation interests in pools of one to four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities were issued by governmental agencies such as the Federal National Mortgage Association
(FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Government National Mortgage Association (GNMA). The fund may invest in securities issued by non-governmental agencies as well as governmental agencies. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Similar to commercial mortgage-backed securities, residential mortgage-backed securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. The fund intends to invest in the lower-rated or non-rated classes of residential mortgage-backed securities, with credit qualities at the time of investment rated or deemed by FMR to have similar credit and cash flow characteristics as those discussed previously in relation to subordinated classes of commercial mortgage-backed securities.
Although one to four family residential loans do not typically have
prepay   ment pe    nalties or restrictions, as commercial mortgage loans
often do, residential mortgage-backed securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior
classes, woul   d be shorter than originally expected. During periods of
declining prepayments, however, the subordinated classes may receive payments of principal at a slower rate than expected, which may increase
the price volatility of the instru    ments by lengthening their
   effective     maturities.
MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES include securities issued by GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yields or values, nor do the guarantees extend to the yield or value of the fund's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees.
PRIVATE MORTGAGE PASS-THROUGH SECURITIES are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities that are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement.
ADJUSTABLE RATE MORTGAGE SECURITIES are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates (ARMs). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.
COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, mortgage assets). Multi-class pass-through securities are equity interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The fund will not invest in residual interests in REMICs.
STRIPPED MORTGAGE-BACKED SECURITIES. The fund may invest in mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders (interest-only securities or IOs) and all or a substantial portion of the principal payments go to a second class of holders (principal-only securities or POs). These securities are commonly referred to as stripped mortgage-backed securities or SMBS. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and such rate may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may not fully recover its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the fund may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
LOWER-RATED AND NON-RATED LOWER-QUALITY DEBT SECURITIES. The mortgage-backed securities in which the fund will invest are expected to be lower-rated (i.e., have a credit quality below investment grade) or non-rated subordinated classes. Investments in such lower-rated securities or non-rated securities of lower credit quality are subject to special risks, including a greater risk of loss of principal and non-payment of interest.
Generally, lower-rated s   ecu    rities or non-rated securities of lower
credit quality offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-rated securities and non-rated securities of lower quality will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the fund, with a commensurate effect on the value of the fund's shares. While the market values of lower-rated securities and non-rated securities of lower quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher-rated securities. In addition, lower-rated securities and non-rated securities of lower quality generally present a higher degree of credit risk. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its fund holdings.
Securities which are rated BB by Standard & Poor's Corporation (S&P), and Ba by Moody's Investors Service, Inc. (Moody's) have speculative
characteristics with respect to        capacity to pay interest and repay
principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are in poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated
C by Moody's    or D     by S&P are the lowest rating class. Such ratings
indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as
having extremely poor prospects. See the Appendix on page         for a
general description of bond ratings.
In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the fund as initial criteria for the selection of securities, but the fund also will rely upon the independent
advice of FMR to evaluate potential investments.    Ratings used by the
fund include those issued by S&P, Moody's, or other nationally recognized statistical rating organizations. The fund may also invest in unrated securities.
The lower-rated securities in which the fund will invest typically will be subject to restrictions against transfer to the general public. Accordingly, these securities are ordinarily traded only among institutions.
At times a major portion of an issue of lower-rated securities or non-rated securities of lower quality may be held by relatively few institutional purchasers. These securities may be less liquid than higher-quality debt securities, or in fact may be illiquid. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund may find it more difficult to sell such securities when FMR believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the fund may also find it more difficult to determine the fair value of such securities for purposes of computing the fund's NAV.
EQUITY SECURITIES ma   y include common stocks, preferred stocks,
convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
    RESTRICTIONS:    With respect to 50% of its total assets, the fund may
not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In
genera   l, bond prices rise when interest rates fall, and vice versa.
De    bt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
The table on page         provide   s a summary of ratings assigned to debt
holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings
during the fiscal year ended 199    6, and are presented as a percentage of
total security    investments. These percentages are historical and do not
necessarily indicate the fund's current or future deb    t holdings.
REAL ESTATE INVESTMENT TRUSTS are entities which either own properties or
make construction or mortgage loans. Equity trusts own re   al estate
directly, and the value of, and income earned by, the     trust depends
upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development,
or long-term mortgage loans, and is se   nsiti    ve to the credit quality
of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of real estate investment trusts is
also affected by management ski   ll, cas    h flow, and tax and regulatory
requirements.
FISCAL YEAR ENDED DECEMBER 1996 DEBT HOLDINGS, BY RATING
 MOODY'S

 INVESTORS SERVICE, INC. STANDARD & POOR'S

 (AS A % OF OF INVESTMENTS) (AS A % OF OF INVESTMENTS)
 Rating  Average Rating  Average
INVESTMENT GRADE*

Highest quality Aaa 0.0% AAA 0.0%

High quality Aa 0.0% AA 0.0%

Upper-medium grade A 0.0% A 0.0%

Medium grade Baa 0.0% BBB 0.0%
LOWER QUALITY*

Moderately speculative Ba 9.2% BB 10.3%

Speculative B 2.5% B 10.8%

Highly speculative Caa  CCC

Poor quality Ca 0.0% CC 2.5%

Lowest quality, no interest C  C

   D 0.0%
 (AS A % OF INVESTMENTS)
SECURITIES NOT RATED BY MOODY'S OR S&P(dagger)

Investment Grade (double dagger)  --

Lower Quality (double dagger)  18.5%

Total  18.5%
* FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE
ISSUING GOVERNMENT.
(dagger) THE DOLLAR-WEIGHTED AVERAGE PERCENTAGES REFLECTED IN THE TABLE MAY INCLUDE SECURITIES RATED BY
NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. (double dagger) AS DETERMINED BY FMR
MONEY MARKET SECURITIES are high-qu   ality, short-term instruments issued
by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating
inter    est rates.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued o   r
    guaranteed by the U.S. Treasury or by an agency or
instrumenta   lit    y of the U.S. Government. Not all U.S. Government
securities are backed by the full faith and credit of the United States.
For exa   mple, U.S. Government securities such as those issued b    y the
Federal National Mortgage As   soc    iation are supported by the
instrumentality's right to borrow money from the U.S. Treasury under
certain circumstances. Other    U.S. Government securities, such as those
issued by the F    ederal Farm Credit Banks Fu   ndi    ng Corporation, are
supported only by the credit of the entity that issued them.
FOREIGN EXPOSURE. Se   curities issued by foreign entities, including
foreign governments, corporations, and banks, and securities issued by U.S.
entities with substantial foreign operations may invo    lve additional
risks and considerations. Extensive    public information about the foreign
entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the
repayment of principal or payment of inter    est.
STRIPPED SECURITIES are the separate income or principal    com    ponents
of a debt security. The risks associated with stripp   ed se    curities
are similar to those of other debt securities, althoug   h s    tripped
securities may be more volatile, and the value of certain    t    ypes of
stripped securities may move in th   e same direction as interest rates.
U.S. Treasury securities that have been stripped by a Federal Reserve Bank
are o    bligations issued by the U   .S. Treasury.
    REPURCHASE AGREEMENTS.    In a repurchase agreement, the fund buys a
security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
    ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in
amounts owed to another party by a company, govern   m    ent, or other
borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on
d   emand.
    ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable
price. The sale of some    i    lliquid securities, and some other
securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS. The fun   d may     not purchase a security if, as a result,
more than 15% o   f its as    sets would be invested in illiquid
securities.
WHEN-ISSUE   D AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date.
The market value of a security cou    ld change during this period.
CASH MANAGEMENT. The fund    may invest in money market securities, in
repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
OTHER INSTRUMENTS may in   clud    e asset-backed securities.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested
in any one issuer or, on a broader scale, in any one in   dustry. Economic,
business, or political changes can affect     all securities of a similar
type. A fund that is not diversifie   d     may be more sensitive to
changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not
invest more than 25% of its total assets in an   y     issuer and, with
respect to 50% of total assets, does not invest more than 5% of its total
assets in any one issue   r. These limitations do not apply to U.S.
Government securities or to securities of other investment companies.
 The fund may not invest more than 25% of its total assets in any one industry, except for, under normal market conditions, securities and instruments backed by real estate and real estate mortgages, including interests in real estate investment trusts and securities of companies engaged in the real-estate business. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to bro   ker-d    ealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other
funds advised by        FMR.
RESTRICTIONS: Loans, in th   e     aggregate, may not exceed 331/3% of the
fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The
following paragraphs restate    all     those that are fundamental. All
policies stated throughout this prospectus, other than those identified in
the followin   g     paragraphs, can be changed without shareholder
approval.
The fund seeks a high level of current income by investing primarily in commercial mortgage-backed securities and the securities of real estate investment trusts.
The fund may not invest more than 25% of its total assets in any one industry, except that it will, under normal market conditions, invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real-estate business, including interests in real estate investment trusts. The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and
business affairs. The f   und also pays     OTHER EXPENSES   , which are
explained bel    ow.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
ra   t    e, and multiplying the result by the fund's average net
a   ss    ets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For the fiscal year ended    D    ecember 1996, the group fee rate was
 .14%. Th   e     individual fund fee rate is 0.60%.
The total    annualized     management fee rat   e for the fiscal year
ended December 1996 was .74%.
OTHER EXPENSES
While the management fee    is a significant component of the fund's annual
operating costs, the fund has other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder
servicing functions for the fund. Fidelity Service Company,        Inc.
(FSC) calculates the NAV and dividends for the fund, maintains the fund's
general accounting records, a   n    d administers the fund's securities
lending program.
For the fiscal year ended De   c    ember 1996, the fund paid FIIOC and FSC
fees equal to    .02    % and    .20    %, respectively, of the fund's
average net as   se    ts   , on an annualized basis.
The fund    ha    s adopted a DISTRIBUTION AND SERVICE PLAN. This plan
recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may
in   cl    ude reimbursing FDC for payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. The Board of Trustees has not authorized
such p   aym    ents.
The fund also pay   s other expenses, such as legal, audit, and custodian
fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian
or transfer a    gent fees.
Th   e     fund's    annualized     por   tfolio turnover rate for the
fiscal period ended December     1996 was    11    %. This rate varies from
year to year.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
The different ways to set up (regi   s    ter) your account with Fidelity
are listed below.
The account guidelines that follow may not apply to certain retirement accounts. Employers and plan sponsors may offer the fund in connection with a retirement program. Investors should call their Institutional Representative directly.
WAYS TO SET UP YOUR ACCOUNT
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your Institutional Representative.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, cal   l    ed NAV, is calculated every business
day. The fund's shares are sold without a sales charge.
Shares are purchased at the next NAV calculated after your order is
received    and a    ccepted. NAV is normally calculated at 4:00 p.m.
Eastern time.
Share certificates are not    av    ailable for fund shares.
If you are placing your order through your Institutional Representative, it is the responsibility of your Institutional Representative to transmit your
order to buy shares to the transfer agent before    the close of business
on the day you place your order.
You may open your account by wire as described below. If there is no account application accompanying this prospectus, call your Institutional Representative.
IF YOU ALREADY HAVE MONEY INVESTED IN THE FUND, y   o    u can wire money
into your account or contact your Institutional Representative.
INVESTMENTS IN THE FUND MUST BE MA   DE USING THE FEDERAL RESERVE WIRE
SYSTEM. Chec    ks will not be accepted as a means of investment.
BY WIRE. For wiring information and instructions, you should call the Financial Institution through which you trade or your Institutional Representative. There is no fee imposed by the fund for wire purchases. However, if you buy shares through a Financial Institution, the Financial Institution may impose a fee for wire purchases.
If Fidelity Client Se   rvices is not advised of your purchase prior to the
stated cutoff time, your purchase will not be accepted by the transfer agent. All wires must be received and accepted by the transfer agent at the fund's designated wire bank before the close of the Federal Reserve Wire System on that day.
For further information on opening an account, please consult your Institutional Representative.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $5,000,000
MINIMUM BALANCE $1,000,000
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at
the next NAV calculated after your order is rec   eived     and accepted.
NAV is normally calculated at 4:00 p.m. Eastern time.
IF YOU ARE SELLIN   G     SOME BUT NOT ALL OF YOUR SHARES, please leave at
least $1,000,000 worth o   f     shares in the accou   nt     to keep it
open.
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in
   a    dvance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
BY WIRE. Redemption   s     may be made by contacting your Institutional
Representative.
You        must apply fo   r th    e wire feature on your account
application and you must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Your Institutional Representative will then notify you that this feature has been activated and that you may request wire redemptions. You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should contact your Institutional Representative for further information.
There is no charge imposed by the fund for wiring of redemption proceeds. However, if you sell shares through a Financial Institution, the Financial Institution may impose a fee for wire redemptions.
Your redemption request must be re   ceived     and accepted by the
transfer agent before 4:00 p.m. Eastern time for money to be wired on the next business day.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and
p   ro    spectuses will be mailed, even if you have more than one account in the fund. Call your Institutional Representative if you need
additional copies of financial reports and prospectuses    .
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December
and F   ebr    uary.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund
will be taxed. If y   our account is not a tax-deferred retirement account,
you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
Every January, the transfer agent will send you an   d t    he IRS a
statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your    rede    mption   s ar    e subject to
capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy    s    hares when the fund has realized
but not yet distribute   d     capital gains, you will pay the full price
for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If t   he fund's dividends exceed its taxable
income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will
specify if any distributions included     a return of capital.
EFFECT OF FOREIGN TAXES. Foreign g   overnments may impose taxes on the
fund and its investments and these taxes generally will reduce the fund's
dist    ributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets,
subtracting its liabilities, an   d d    ividing the result by the number
of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations.
Foreig   n securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized
cost. This method minimizes the effect of changes in a security'    s
market value. In addition, if quotations are not readily avai   lable, or
if the values have been materially affected by events occurring after the
closing of a foreign market, assets     may be valued by a method that the
Board of Trustees believes accurately reflects fair value.
   THE FUND'S OFFERING PRICE (price to buy one share) is its NAV. The fund's REDEMPTION PRICE (price to sell one share) is its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that
your soc   ial     security or taxpayer identification number is correct
and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS
c   a    n require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTI   O    NS BY TELEPHONE. Fidelity may only
b   e liable for losses resulting from unauthorized transactio    ns if it
does not follow reasonable procedures designed to ve   rify the identity of
the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not
    want the ability to redeem  and exchange by telepho   n    e, call your
Institutional Representative for instructions. Additional documentation may
be required from corporations, associ   a    tions, and certain
fiduciaries.
IF YOU ARE UNABLE TO REACH FIDE   LITY BY PHONE (for example, during
periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would
disrupt management of the    f    und.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your s   hares     will be purchased
at the next    N    AV calculated after your order is received and
ac   ce    pted. Note the following:
(small solid bullet) All of your purchases must be ma   de by federal funds
wire; checks will not be accepted f    or purchases.
(small solid bullet) If your wire is not received by th   e close of the
Federal Reserve Wire System, you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
(small solid bullet) You begin to earn divide   nds as of the first
business day following the day of your p    urchase.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the
next NAV calculated after y   o    ur order is rec   ei    ved and
accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn    dividends through the date of
redemption; however, sha    res redeemed on a Friday or prior to a holiday
will co   ntinue to earn dividends until the next business day.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when
trading on the NYSE is restricted, or as permitted by the    S    EC.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
APPENDIX
DESCRIPTION OF MOO   D    Y'S CORPORATE BOND RATINGS:
AAA - Bonds which are ra   t    ed Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are
generally referred to as    "gi    lt edged." Interest payments are
protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA    -     Bonds which a   re rated A    a are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term
risks appear somewhat larger than    i    n the Aaa securities.
   AA -     Bonds which    are r    ated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA    -     Bonds which ar   e     rated Baa are considered as
medium-grade obligations (i.   e.    , they are neither highly protected
nor poorly secure   d    ). Interest payments and principal security appear
adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA    -     Bonds which    are rated Ba are judged to have speculative
elements; the    ir future cannot be considered as well assured. Often the
protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -     Bonds which are r   at    ed B generally lack characteristics of
the desirable investment. Assurance of interest and principal payments or
of m   ai    ntenance of other terms of the contract over any long period of time may be small.
CAA    -     Bonds which    ar    e rated Caa are of poor standing. Such
issues may be in default or there may be present elements of danger with respect to principal or interest.
CA    -     Bonds which a   re r    ated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked short-comings.
C    -     Bonds which a   re rated C are the lowest-rated class of bonds,
and issues so ra    ted can be regarded as having extremely poor prospects
of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its
generic rating category. T   hose bonds in the Aa, A, Baa, Ba, and B groups
which Mo    ody's believes possess the strongest inve   stment attributes
are designated by the symbols Aa1, A1, B    aa1, and B1.
DESCRIPTION OF S&P'S        CORPORATE BOND RATINGS:
AAA    -     Debt rated AAA has the highest rating assigned by
Stand   a    rd & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    -     Debt rated AA has a very strong capacity to pay interest and
repay principal and d   iffers     from the highest-rated issues only in
small degree.
A    -     Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects
of changes in circumstances and economic conditio   n    s than debt in
higher rated categories.
BBB    -     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB    -     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The B   B rating category is also used for debt subordinated to senior debt
that is assigned an actual or implied BBB - rati    ng.
B    -     Debt rated B has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC    -     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
   CCC rating category is also used for debt subordinated to senior debt
that is assigned an actual or implied B or B -     rating.
CC    -     The rating CC ty   pically is applied to debt subordinated to
senior debt t    hat is assigned an actual or implied CCC debt rating.
C    -     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating
may be used to cover a situation where a bankruptcy p   etiti    on has
been filed, but debt service payments are continued.
CI    -     The rating CI is reserved for income bonds on which no interest is being paid.
D    -     Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D
rating also will be    u    sed upon the filing of a bankruptcy petition if
debt service payments are jeopardized.
The ratings    from AA to CCC may be modified by the addition of a plus or
minus to show relative standing within the major rating     categories.
No dealer   ,     sales repres   e    ntative, or any other person has been
authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.


FIDELITY COVINGTON TRUST
FIDELITY REAL ESTATE HIGH INCOME FUND II

CROSS REFERENCE SHEET
Form N-1A Item Number
Part B Statement of Additional Information Caption
10a,b Cover Page
11 Table of Contents
12 FMR; Description of the Trust
13a,b,c Investment Policies and Limitations d Portfolio Transactions
14a,b,c Trustees and Officers
15a,b,c Trustees and Officers
16a(i) FMR
a(ii) Trustees and Officers
a(iii),b Management Contract
c Management Contract
d *
e *
f Distribution and Service Plan
g *
h Description of the Trust
i Contracts With FMR Affiliates
17a Portfolio Transactions
b Portfolio Transactions
c Portfolio Transactions
d Portfolio Transactions
e *
18a Description of the Trust
b *
19a Additional Purchase and Redemption Information b Valuation c *
20 Distributions and Taxes
21a(i,ii) Contracts With FMR Affiliates
a(iii),b,c *
22a *
b Performance
23 Financial Statements
*Not applicable.

FIDELITY REAL ESTATE HIGH INCOME FUND II
A FUND OF FIDELITY COVINGTON TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRU   ARY 28    , 1997
This State   m    ent    of Additional Information (SAI)     is not a
prospectus but should be read in conjunction with the fund's current
Prospectus (dated Febru   ary 28    , 1997). Please retain this document
for future reference   . The fund's Annual Report is a separate document
supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity Investments at
1-617-563-6414.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valua   ti    on

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description o   f t    he Trust

Financial S   tate    ments

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC   )
REHIFII-ptb-029   7
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund.
However, except for the fundamental investment lim   it    ations listed
below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that, under normal market conditions, the fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to quali   fy as a "regulated investment company" under
Subchapter M of the Internal Revenue Code of 1986, as amended, the fund
curren    tly intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi)    T    he fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or mortgage-related securities or direct mortgage investments; or to repurchase agreements.)
(   vii    ) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company
managed by Fidel   ity     Management & Research Company or an affiliate or
successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purpose   s of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the
end of each quarter of t    he fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
   o    n page        .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities
and Exchan   ge C    ommission (SEC), the Board of Trustees has established
and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES inc   lude pools of mortgages, loans, receivables
or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be
affected by the creditworthiness of the servicing agent fo    r the pool,
the originator of the loans or receivables, or the entities providing the credit support.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a
predetermined    pr    ice or yield, with payment and delivery taking place
after the customary settlement period for that type of securit   y    .
Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreig   n securities, foreign currencies, and
securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investment   s involve a risk of local political, economic, or
social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities
markets that tr    ade a small number of securities.
Economies of particula   r countries or areas of the world may differ
favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign s   ecurities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
    FOREIGN CURRENCY TRANSACTIONS.    A fund may conduct foreign currency
transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency
management strategies will be advantageous to a fund o    r that it will
hedge at appropriate times.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The fo   llowing sections pertain to futures and
options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
    ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    The fund will
comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
    COMBINED POSITIONS.    The fund may purchase and write options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
    CORRELATION OF PRICE CHANGES.    Because there are a limited number of
types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
    FUTURES CONTRACTS.    When the fund purchases a futures contract, it
agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P
500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
    FUTURES MARGIN PAYMENTS.    The purchaser or seller of a futures
contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on
margin for purposes of     the fund's investment limitations. In the event
of the bankruptcy of an FCM that holds margin on behalf of the fund, the
fund m   ay be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
    LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.    The fund intends to
file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums. In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 50% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS.    There is no assurance a
liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
    OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES.    Currency futures
contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
    OTC OPTIONS.    Unlike exchange-traded options, which are standardized
with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
    PURCHASING PUT AND CALL OPTIONS.    By purchasing a put option, the
fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium
paid, pl    us related transaction costs).
The features of call options a   re essentially the same as those of put
options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
    WRITING PUT AND CALL OPTIONS.    When the fund writes a put option, it
takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
    ILLIQUID INVESTMENTS    are investments that cannot be sold or disposed
of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
    INDEXED SECURITIES.    The fund may purchase securities whose prices
are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. A mortgage-indexed security, for example, could be synthesized to replicate the performance of mortgage securities and the characteristics of direct ownership. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values
of a number of different foreign currencies relat    ive to each other.
The performance of indexe   d securities depends to a great extent on the
performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are
sub    ject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's
   creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
    INTERFUND BORROWING AND LENDING PROGRAM.    Pursuant to an exemptive
order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
    LOANS AND OTHER DIRECT DEBT INSTRUMENTS.    Direct debt instruments are
interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the fund's policies regarding the quality of debt securities.
Purchasers of loans and o   ther forms of direct indebtedness depend
primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that
under emerging legal theories of lender liability, the fund c    ould be
held liable as a co-lender. Direct debt instruments may also involve a risk
of insolvency of the    lending bank or other intermediary. Direct debt
instruments that are not in the form of securities may offer less legal protection to the fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by the fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 4 and (i)). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
    LOWER-QUALITY DEBT SECURITIES.    While the market for high-yield
corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely
affe    ct the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in
a   ccordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
    MORTGAGE-BACKED SECURITIES.    The fund may purchase mortgage-backed
securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940.
    REAL ESTATE-RELATED INSTRUMENTS    include real estate investment
trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In    a repur    chase agreement, the fund purchases
a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the
purchase price plus an agreed-upon incremental    amount which is unrelated
to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security
will be less than the resale p    rice, as well as delays and costs to the
fund in connection with bankruptcy proceedings), it is the fund's current
policy to engage    in re    purchase agreement transactions with parties
whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generall   y can be sold in privately negotiated
transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties
whose creditworthiness has b   een f    ound satisfactory by FMR. Such
transactions may increase fluctuations in the market value of the fund's
assets and may be viewed as a fo   rm of leverage.
    SECURITIES LENDING.    The fun    d may lend securities to parties such
as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understand   s     that it is the current view of the SEC Staff that a
fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that
investment, as well as the sec   urity loaned, to market forces (i.e.,
capital appreciation or depreciation).
    SHORT SALES "AGAINST THE BOX."    If the fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
    STRIPPED MORTGAGE-BACKED SECURITIES    are create    d when a U.S.
government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase
prices of POs. Rising interest rates can have the opposite eff   ect.
    SWAP AGREEMENTS.    Swap agr    eements can be individually negotiated
and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or
short-term int   ere    st rates (in the United States or abroad), foreign
currency values , mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear varia   ble or floating interest
rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates
change. In ca   lc    ulating its dividends, the fund takes into account as
income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by sepa   r    ating the interest
and principal components of a U.S. Treasury security and selling them as
two individual se   curit    ies. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank    cre    ates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding
Co   rpo    ration (REFCORP) and the Financing Corporation (FICO) can also
be separated in this fashion. ORIGINAL ISSUE ZEROS are ze   ro     coupon
securities originally issued by the U.S. government, a government agency,
or a corporation in zero cou   p    on form.
POR   TFO    LIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the
m   an    agement contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR
considers various relevant factors, including, but not limite   d     to:
the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and
the reasonableness of any c   o    mmissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of
investing in, purchasing, or selling securities; and    t    he
availability of securities or the purchasers or sellers of securities. In
addition, such broker-dealers may furnish analyses    an    d reports
concerning issuers, industries, securities, economic factors and trends,
portfolio strategy, and performance of accounts;    e    ffect securities
transactions, and perform    fu    nctions incidental thereto (such as
clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management
services to t   he f    und or its other clients, and conversely, such
research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by
non-affiliated, qualified brokerage firms for similar services.    From
September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a
portion of    th    e commissions paid by the fund toward payment of the
fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees    per    iodically review FMR's performance of its
responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal pe   rio    d ended December 31, 1996, the fund's
   annualized     portfolio turnover rate was    11%    .
For the fiscal period e   nded December 1996, the fund paid brokerage
commissions of $27,515. The fund pays both commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis. During the fiscal period ended December 1996, the fund paid brokerage commissions of $4,976 to FBSI. During 1996, this amounted to approximately 18% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 23% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. During the fiscal period ended December 1996, the fund paid $25,851 in commissions to brokerage firms that provided research services involving approximately $13,403,299 of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance
with procedures believed    to     be appropriate and equitable for each
fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VAL   U    ATION
Fidelity Service Company, Inc. (FSC) norma   lly determines the fund's net
asset value per share (NAV) as of the close of the New York Stock Exchange
(NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the
fund's     NAV.
Portfolio s   ecurities are valued by various methods depending on the
primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the
principal market in which they normally are tr    aded, as furnished by
recognized dealers in such securities or assets.
Fixed-income s   ecurities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a
valu    ation matrix which incorporates both dealer-supplied valuations and
electronic data processing techniques. Use of pricing se   rvi    ces has
been approved by the Board of Trustees. A number of pricing services are
available, and the fund may use various pricing servic   e    s or
discontinue the use of any pricing service.
Most equity securities for which the prim   ary market is the United States
are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated
qu    ote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with re   maining maturities of sixty days or less
for which market quotations are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market
value of such secur    ities.
PERFORMANCE
The fund m   a    y quote performance in various ways. All performance
information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for t   he     fund are computed by dividing the
fund's interest and dividend income for a given 30-day or one-month
perio   d,     net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the
f   un    d's NAV at the end of the period, and annualizing the result
(assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance
with standardized methods applicable to all stock and bond fu   nds.
Dividends from equity investments are treated as if they were accrued on a
daily basis, solely for the purposes of yield calculat    ions. In general,
interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the
30-day or one month period, whichever is earlie   r.     Capital gains and
losses generally are excluded from the calculation, as are gains and losses
from currency ex   chan    ge rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, the fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total    re    turns quoted in advertising
reflect all aspects of the fund's return, including the effect of
reinvesting dividend   s a    nd capital gain distributions, and any change
in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been
constant over the period. For example, a cumulative tot   a    l return of
100% over ten years would produce an average annual total return of 7.18%,
which is the    steady     annual rate of return that would equal 100%
growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining the fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the
result as an annual return. While average ann   ual to    tal returns are a
convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes
from year to year, and that average annua   l t    otal returns represent
averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average    an    nual total returns, the fund may quote
unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a
before-tax    or af    ter-tax basis. Total returns, yields, and other
performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below
its moving    average. On December 27, 1996, the 13-week long-term moving average was $10.15.
HISTORICAL FUND RESULTS. The    fund's cumulative total return for the
period September 27, 1996 (commencement of operations) through December 31, 1996 is 9.52%.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from September 27, 1996 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in Real Estate High Income II would have grown to $10,952, assuming all distributions were reinvested. This was a period of fluctuating interest rates and bond prices, and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below.

   FID    ELITY REAL ESTATE HIGH INCOME FUND II                           IN   D    ICES





Y   e    ar    Value    of    Value of       Value of         T   otal         S   &P     500    D   JI    A       C   ost of
En   d    ed      Initial     Reinvested     Reinvested        Va    lue                                             Li    ving**
                  $10,000     Dividend       Capital Gain
                  Investment  Distributions  Distrib    utions







   1    996*   $    10,730    $ 222          $    0         $    10,952       $    10,860       $    11,046       $    10,083


   * From September 27, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on September 27, 1996, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,218. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and
cash payments for the perio    d would have amounted to $   216     for
dividends and $   0     for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the
performance of mutual funds. General   ly    , Lipper rankings are based on
total return, assume reinvestment of distributions, do not take sales
charges or redemption fees    int    o consideration, and are prepared
without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may
be compared    to sto    ck, bond, and money ma   rket m    utual fund
performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer
greater stabili   ty     of principal, but generally do not offer the
higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's    performance may also be compared to that of a benchmark index that is similar to the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may be compared in adv   ertis    ing to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several
respects. For example, the fund may offer greater liquidity or hig   her
potent    ial returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand
their investment goals and explore various financial strategie   s.
S    uch information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materia   ls,     Fidelity may reference or discuss its
products and services, which may include other Fidelity funds; retirement
investing; broke   ra    ge products and services; model portfolios or
allocations; saving for college or other goals; charitable giving; an   d
the     Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio
composition, investment philosophy, investme   nt     techniques, the
desirability of owning a particular mutual fund, and Fidelity services and
products. Fidelity may also reprint, and u   s    e as advertising and
sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program,
an investor invests    a f    ixed dollar amount in a fund at periodic
intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the
same intervals. In evaluating such a    plan    , investors should consider
their ability to continue purchasing shares during periods of low price levels.
The fund may b   e a    vailable for purchase through retirement plans or
other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of Decem   ber 31, 1996, FMR advised over $28 billion in tax-free fund
assets, $96 billion in money market fund assets, $303 billion in equit    y
fund assets, $   61     billion in international fund assets, and
$   25     billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for bu   s    iness and its net asset value per share
(NAV) is calculated each day the New York Stock Exchange (NYSE) is open for
trading.    T    he NYSE has designated the following holiday closings for
1997: New Year's Day, President's Day, Good Friday, Memor   i    al Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees deter   m    ine that existing conditions make cash
payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other
property on rede   mpt    ion may realize a gain or loss for tax purposes,
and will incur any costs of sale, as well as the associated inconveniences. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not
qualify for th   e     dividends-received deduction. A portion of the
fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Mortgage security paydown gains
(losses) are taxable as ordinary inco   me a    nd therefore increase
(decrease) taxable dividend income. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and
therefore will increase (decrease) dividend distributions.    As a
consequence, FMR may adjust the fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed the fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's
cost basis in his or     her fund. The fund will send each shareholder a
notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time
shareholders have held their shares. If a shareholder rec   ei    ves a
long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may
also impose tax   es on other payments or gains with respect to foreign
securities. If, at the close of its fiscal year, more than 50% of the fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow
share    holders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit the fund's investments in such instruments.
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and
local taxes    on     fund distributions, and shares may be subject to
state and local personal    pro    perty taxes. Investors should consult
their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which
all Class B shares will be voted in acc   o    rdance with the majority
vote of Class B shares. Under the Investment Company Act of 1940 (1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At pr   esent, the principal operating activities of FMR Corp. are those
conducted by its division, Fidelity Investments Retail Marketin    g
Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
RALPH F. COX (64), Trustee (   1    991), is a management consultant
(1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill
Corporation (non-hazardous    wa    ste, 1993), CH2M Hill Companies
(engineering), Rio Grande, Inc. (oil and gas production), and Daniel
Industries (petroleum m   ea    surement equipment manufacturer). In
addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The
University of Verm   ont School of Business Administration.
E. BRADLEY JONE    S (69), Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In
addition, h   e s    erves as Chairman of the Board of Directors of the
National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (67), Trustee and Vice-Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief
Executive Officer of Lea   sew    ay Transportation Corp. (physical
distribution services). Mr. McDonough is a Director of Brush-Wellman Inc.
(metal refin   ing)    , York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (hydraulic systems, building
syste   ms, and     metal products, 1992), CUNO, Inc. (liquid and gas
filtration products, 1996), and Associated Estates Realty Corporation (   a
real estate investment trust, 1993). Mr. McDonough served as a Director of
ACME-Cleveland Corp. (metal working, telecom    mu   nications, and
electronic products) from 1987-1996.
MARVI    N L. MANN (63), Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
ROBERT A. LAWRENCE (44), Vice President (1994), is Vice President of Fidelity's high income funds and Senior Vice President of FMR (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).
FRED L. H   ENNING, JR. (57), Vice President, is Vice President of
Fidelity's fixed-income funds (1995) and Senior Vice President of FMR
    (1995).
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer
of Goldman Sachs (As   ia    ) LLC (1994-1995).
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The follo   wing table sets forth information describing the compensation
of each Trustee of the fund for his or her services for th    e fiscal
period ended December 31, 1996.
      COMPENSATION TABLE


   Trustees                         Aggregate                  Total
                                    Compensation                Compensation
                                    from                       from the Fund
                                    the FundA,(dagger)          Complex*,A

   J. Gary Burkhead **              $ 0                         $ 0

   Ralph F. Cox                      7                           137,700

   Phyllis Burke Davis               7                           134,700

   Richard J. Flynn***               8                           168,000

   Edward C. Johnson 3d **           0                           0

   E. Bradley Jones                  7                           134,700

   Donald J. Kirk                    7                           136,200

   Peter S. Lynch **                 0                           0

   William O. McCoy****              5                           85,333

   Gerald C. McDonough               7                           136,200

   Edward H. Malone***               7                           136,200

   Marvin L. Mann                    7                           134,700

   Thomas R. Williams                7                           136,200


   * Information is as of December 31, 1996 for 235 funds in the complex. ** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
****During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory  Board.
(dagger) Estimated
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
Under a retir   e    ment program adopted in July 1988 and modified in
November 1995    and November 1996    , each non-interested Trustee    who
retired before December 30, 1996     may receive payments from a
Fidel   it    y fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such
payment   s is neit    her secured nor funded. A Trustee bec   ame
eligible to participate in the program at the end of the calender year in
   w    hich he or she reache   d     age 72, provided that, at the time of
retirement, he or she ha   d     served as a Fidelity fund Trustee for
   a    t least five years.
   The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of January 31, 1997, approximately 52% of the fund's total outstanding shares was held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 17, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
As of January 31, 1997, the following owned of record or beneficially 5% or
more of outstanding shares of the fund:   International Business Machines
Corporation, 3001 Summer Street, Stamford, CT, 06905 (48%).
A shareholder owning of record or beneficially more than 25% of the fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders of
the f    und.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the
investments of the fund in accordance with its inves   t    ment objective,
policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested
persons" of the trust or of    FMR    , and all personnel of the fund or
FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with
c    ustodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to    t    he management fee payable to FMR and the fees
payable to FIIOC and FSC, the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses,
statements of additional inf   or    mation, notices, and reports to
shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is th   e fund's manager pursuant to a management contract dated May
16, 1996, which was approved by shareholders on June 20, 1996    .
For the se   rvices of FMR under the contract, the fund pays FMR a monthly
management fee composed of the sum of two elements: a gro    up fee rate
and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate
schedule shown below on the left. The schedule belo   w on     the right
shows the effective annual group fee rate at various asset levels, which is
the result of cumulatively applying the ann   u    alized rates on the
left. For example, the effective annual fee rate at $   453     billion of
group net assets - the approximate level fo   r     December 1996 - was
   .1425    %, which is the weighted average of the respective fee rates
for each level of group net assets    up     to $   453     billion.
                GROUP FEE RATE SCHEDULE     EFFECTIVE ANNUAL FEE RATES
     Average Group   Annualized   Group Net        Effective Annual Fee
 Assets               Rate         Assets          Rate

0 - $  3 billion     .3700%        $ 0.5 billion   .3700%

3 -     6            .3400          25             .2664

6 -     9            .3100          50             .2188

9 -    12            .2800          75             .1986

12 -   15            .2500         100             .1869

15 -   18            .2200         125             .1793

18 -   21            .2000         150             .1736

21 -   24            .1900         175             .1690

24 -   30            .1800         200             .1652

30 -   36            .1750         225             .1618

36 -   42            .1700         250             .1587

42 -   48            .1650         275             .1560

48 -   66            .1600         300             .1536

66 -   84            .1550         325             .1514

84 -  120            .1500         350             .1494

120 -  156           .1450         375             .1476

156 -  192           .1400         400             .1459

192 -  228           .1350         425             .1443

228 -  264           .1300         450             .1427

264 -  300           .1275         475             .1413

300 -  336           .1250         500             .1399

336 -  372           .1225         525             .1385

372 -  408           .1200         550             .1372

408 -  444           .1175

444 -  480           .1150

480 -  516           .1125

        Over 516     .1100

The indiv   idu    al fund fee rate is .60%. Based on the average group net
assets of the funds advised by FMR for December 1996, the annual management fee rate would be calculated as follows:
Group Fee Rate                                Individual Fund Fee Rate
                  Management Fee    R    ate
           .1425    %                            +
  .60%                                     =
 .   7425    %
One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
During the fisc   al period ended December 31, 1996, FMR received $56,258
for its services as investment adviser to the fund. This fee was
e    quivalent to    .74    % of the average net assets of the fund for
1996.
FMR may, from time to time, voluntarily rei   mb    urse all or a portion
of the fund's operating expenses (exclusive of interest, taxes, brokerage
commission   s, and     extraordinary expenses). FMR retains the ability to
be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements
by FMR will increase the fund's total retur   n    s and yield and
repayment of the reimbursement by the fund will lower its total returns and yield.
DISTRIBUTION AND SERVICE PLAN
The Trustees have ap   pro    ved a Distribution and Service Plan on behalf
of the fund (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund
may not engage directly or indirectly in financing any acti   vity     that
is primarily intended to result in the sale of shares of a fund except
pursuant to a plan approved on behalf of the fun   d     under the Rule.
The Plan, as approved by the Trustees, allows the fund and FMR to incur
certain expenses that might be consid   er    ed to constitute indirect
payment by the fund of distribution expenses.
Under the Plan, if the pay   ment of management fees by the fund to FMR is
deemed to be indirect financing by the fund of the distribution of its
shares, suc    h payment is authorized by the Plan. The Plan also
specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without
limitation, to pay promotional and administrative exp   enses     in
connection with the offer and sale of shares of the fund. In addition, the
Plan provides that FMR may use its resourc   es,     including its
management fee revenues, to make payments to third parties that assist in selling shares of the fund, or to third parties, including banks, that render shareholder support services.
The Trustees    ha    ve not authorized such payments to date.
Prior to approving the P   la    n, the Trustees carefully considered all
pertinent factors relating to the implementation of the Plan, and have
determined that there is a reason   able     likelihood that the Plan will
benefit the fund and its shareholders. In particular, the Trustees noted
that the Plan    doe    s not authorize payments by the fund other than
those made to FMR under its management contract with the fund. To th   e
exten    t that the Plan gives FMR and FDC greater flexibility in
connection with the distribution of shares of the fund, additional
   sale    s of fund shares may result. Furthermore, certain shareholder
support services may be provided more effectively under the Pla   n     by
local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act
should not preclude a bank from performing s   ha    reholder support
services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a
result of any of these occurrences. In ad   dition, state securities laws
on this issue may differ from the interpretations of federal law expressed
herein, and banks and financia    l institutions may be required to
register as dealers pursuant to state law.
The fund may execute portfolio t   rans    actions with, and purchase
securities issued by, depository institutions that receive payments under
the Plan. No    p    reference for the instruments of such depository
institutions will be shown in the selection of investm   ent    s.
CONTRACTS WITH FMR AFFILIATES
FIIOC, an affili   ate of     FMR, is the transfer, dividend disbursing,
and shareholder servicing agent for the fund.
Under this arrangemen   t, FIIOC receives an annual account fee and an
asset based fee for every account. The annual account fee is subject to
increase b    ased on postal rate change.
FIIO   C     bears the expense of typesetting, printing, and mailing
prospectuses, statements of additional information, and all other reports,
notices   , and statements to shareholders, with the exception of proxy
statements.  Also, FIIOC pays out-of-pocket expenses associa    ted with
transfer agent services.
FSC, an af   fili    ate of FMR, performs the calculations necessary to
determine NAV and dividends for the fund, maintains the fu   nd's
    accounting records, and administers the fund's securities lending
program. The annual fee rates for these pricing and bookkeepin   g
s    ervices are based on the fund's average net assets, specifically,
 .0750% of the first $500 million of average net assets and .0375% of
avera   g    e net assets in excess of $500 million. The fee is limited to
a minimum of $60,000 and a maximum of $800,000 per year.  Pricing    and
bookkeeping fees, including reimbursement for out-of-pocket expenses, paid
to FSC for the fiscal period ended December     1996 were $   15,000    .
   FSC also receives fees for administering the fund's securities lending program. For the fiscal year ended December 1996, the fund did not incur any securities lending fees.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association
of Securities Dealers, Inc. The distribution    ag    reements call for FDC
to use all reasonable efforts, consistent with its other business, to
secure purchasers for shares of the fund, which    are     continuously
offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidel   ity     Real Estate High Income Fund II is a
fund of Fidelity Covington Trust, an open-end management invest   ment
company organized as a Massachusetts business trust by Declaration of Trust
dated May 10, 1995. Currently, there is one f    und of the trust. The
Declaration of Trust permits the Trustees to create additional funds.
In the event tha   t FMR ceases to be the investment adviser to the trust
or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the
event of the dissolution or liquidation of the trust, shareholders o    f
each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trus   t     is an entity of the
type commonly known as a "Massachusetts business trust." Under
Massachusetts law, shareholders of such a    trus    t may, under certain
circumstances, be held personally liable for the obligations of the
trust   . T    he Declaration of Trust provides that the trust shall not
have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument
entered into or executed by the trust or the    Tr    ustees include a
provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of the fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or
wrongd   oing,     but nothing in the Declaration of Trust protects
Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless
disregard of the duties involved in the conduc   t     of their office.
VOTING RIGHTS. The fund   's     capital consists of shares of beneficial
interest. As a shareholder, you receive one vote for each dollar value of
n   et     asset value you own. The shares have no preemptive or conversion
rights; the voting and dividend rights, the right of rede   mp    tion, and
the privilege of exchange are described in the Prospectus. Shares are fully
paid and nonassessable, except as set f   o    rth under the heading
"Shareholder and Trustee Liability" above. Shareholders representing 10% or
more of the fund may, as set forth in    t    he Declaration of Trust, call
meetings of the fund for any purpose, including the purpose of voting on
removal of one or more Trus   te    es. The fund may be terminated upon the
sale of its assets to another open-end management investment company, or
upon liquidation    a    nd distribution of its assets, if approved by vote
of the holders of a majority of the fund, as determined by the current
value of each sha   rehold    er's investment in the fund. If not so
terminated, the fund will continue indefinitely. The fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of Ne   w Y    ork, 110 Washington Street, New York,
New York, is custodian of the assets of the fund. The custodian is
responsible    for th    e safekeeping of a fund's assets and the
appointment of any subcustodian banks and clearing agencies. The
c   ustodia    n takes no part in determining the investment policies of a
fund or in deciding which securities are purchased or s   old     by a
fund. However, a fund may invest in obligations of the custodian and may
purchase securities from or sell securities to the custo   dian    . The
Chase Manhattan Bank, headquartered in New York, also may serve as a
special purpose custodian of certain assets in conn   e    ction with
repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Price Waterhouse    LLP    , 160 Federal Street, Boston,
Massachusetts serves as the fund's independent accountant. The auditor
examines financial state   ments     for the fund and provides other audit,
tax, and related services.
FINAN   C    IAL STATEMENTS
   The fund's financial statements and financial highlights for the fiscal
period ended     December 31   , 1996, and report of the auditor, are
included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-617-563-6414, 82 Devonshire Street, Boston, MA 02109.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) (1)    Financial Statements and Financial Highlights included in the
Annual Report for Fidelity Real Estate High Income Fund II for the fiscal year ended December 31, 1996, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 28, 1997 for Fidelity Covington Trust (No. 811-7319) pursuant to Rule 30d-1 under the Investment Company Act of 1940.
 (b) Exhibits:
(1) Declaration of Trust, dated May 10, 1995, was previously filed electronically as Exhibit 1 to Pre-Effective Amendment No. 1.
  (2) By-Laws of the Trust, dated May 19, 1994, were previously filed electronically as Exhibit 2 to the Initial Registration Statement.
  (3)  Not applicable.
  (4)  Not applicable.
  (5) Form of Management Contract between Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (5) of Fidelity Covington Trust's (File No. 33-60973) Pre-Effective Amendment No. 3.
(6) Form of General Distribution Agreement between Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (6) of Fidelity Covington Trust's (File No. 33-60973) Pre-Effective Amendment No. 3.
(7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
(8) (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
  (b) Appendix A, dated August 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II is incorporated herein by reference to Exhibit 8(b) of Daily Money Fund's Post-Effective Amendment No. 40 (File No. 2-77909).
  (c) Appendix B, dated July 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II is incorporated herein by reference to Exhibit 8(c) of Fidelity Income Fund's Post-Effective Amendment No. 35 (File No. 2-92661).
(9)  Not applicable.
(10)   Not applicable.
(11)  Consent of Price Waterhouse LLP is filed herewith.
(12)  Not applicable.
(13)  Not applicable.
(14)  Not applicable.

(15) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate High Income Fund II is incorporated herein by reference to Exhibit (15) of Fidelity Covington Trust's (File No. 33-60973) Pre-Effective Amendment No. 3.
(16) An amended schedule for computation of performance calculations is filed herewith.
(17)  A Financial Data Schedule for the fund is filed herein as Exhibit 17.
Item 25. Persons Controlled by or Under Common Control with Registrant
 The Board of Trustees of the Registrant is the same as the Boards of other Fidelity funds offered primarily to institutional investors, each of which has Fidelity Management & Research Company as its investment adviser. Nonetheless, Registrant takes the position that is not under common control with these other funds since the power residing in the respective Boards and officers arises as the result of an official position with the respective funds.

Item 26. Number of Holders of Securities
January 31, 1997

 Title of Class     Number of Record Holders

 Fidelity Real Estate High Income Fund II  3
Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Executive Committee of FMR; President
                            and Chief Executive Officer of FMR Corp.; Chairman of
                            the Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.; Chairman
                            of the Board and Representative Director of Fidelity
                            Investments Japan Limited; President and Trustee of funds
                            advised by FMR.



J. Gary Burkhead            President and Director of FMR, FMR Texas Inc., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Managing Director of
                            FMR Corp.; Senior Vice President and Trustee of funds
                            advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



Dwight D. Churchill         Vice President of FMR.



John D. Crumrine            Assistant Treasurer of FMR, FMR (U.K.) Inc., FMR (Far
                            East) Inc., and FMR Texas Inc.; Vice President and
                            Treasurer of FMR Corp.



William Danoff              Vice President of FMR and of a fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Larry A. Domash             Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a fund
                            advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR (U.K.)
                            Inc., and FMR (Far East) Inc.; Secretary of FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Vice President of FMR.



Bart Grenier                Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Vice President of FMR and of a fund advised by FMR.



Stephen P. Jonas            Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR (U.K.)
                            Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Vice President of High
                            Income funds advised by FMR.



Alan Leifer                 Vice President of FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of FMR;
                            Vice President/Legal, and Assistant Clerk of FMR Corp.;
                            Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR and of a fund advised by FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Vice President of FMR; Senior Vice President and Director
                            of Operations and Compliance of FMR (U.K.) Inc.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.




Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Paul Hondros           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder will be maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or by the fund's custodian, The Bank of New York, 48 Wall Street, New York, New York 10286.
Item 31.  Management Services
  Not applicable.
Item 32.  Undertakings
 (a) The Registrant, on behalf of Fidelity Real Estate High Income Fund II, undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for the fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
 (b) The Registrant undertakes for Fidelity Real Estate High Income Fund
II: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 (c) The Registrant, on behalf of Fidelity Real Estate High Income Fund II, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of February 1997.
      Fidelity Covington Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee           February 28, 1997

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Kenneth A. Rathgeber     *        Treasurer                       February 28, 1997

Kenneth A. Rathgeber



/s/J. Gary Burkhead                  Trustee                         February 28, 1997

J. Gary Burkhead



/s/Ralph F. Cox                 **   Trustee                         February 28, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      **       Trustee                         February 28, 1997

Phyllis Burke Davis



/s/E. Bradley Jones           **     Trustee                         February 28, 1997

E. Bradley Jones



/s/Donald J. Kirk               **   Trustee                         February 28, 1997

Donald J. Kirk



/s/Peter S. Lynch               **   Trustee                         February 28, 1997

Peter S. Lynch



/s/Marvin L. Mann            **      Trustee                         February 28, 1997

Marvin L. Mann



/s/William O. McCoy        **        Trustee                         February 28, 1997

William O. McCoy





/s/Gerald C. McDonough  **           Trustee                         February 28, 1997

Gerald C. McDonough



/s/Thomas R. Williams       **       Trustee                         February 28, 1997

Thomas R. Williams




(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated January 3, 1997 and filed herewith.
* Signature affixed by John H. Costello pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Plans                   Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance          Fund, L.P.
  Portfolio, L.P.                        Fidelity Union Street Trust
Fidelity Devonshire Trust                Fidelity Union Street Trust II
Fidelity Exchange Fund                   Fidelity Yen Performance Portfolio, L.P.
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint
J. Gary Burkhead my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-8B-2, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 3, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d               January 3, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint John H. Costello and John E. Ferris each of them singly my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue
hereof.   This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Kenneth A. Rathgeber__________   December 19, 1996

Kenneth A. Rathgeber

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk